UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ADDENTAX GROUP CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Kingkey 100, Block A, Room 4805
Luohu District, Shenzhen City, China 518000
+(86) 755 86961 405

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on March 31, 2025

The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://www.virtualmeetingportal.com/addentax/FY2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 31, 2025

To the Stockholders of Addentax Group Corp.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of Addentax Group Corp., a Nevada corporation (the “Company”), will be held virtually on March 31, 2025 at 9:00 A.M. (Eastern Time). The Annual Meeting is being held for the following purposes:

1.	To elect five (5) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.	To consider and vote on a proposal to ratify the Board’s selection of Pan-China Singapore PAC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2025 (“Proposal No. 2”);

3.	To consider and act upon a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Proposal No. 3”);

4.	To consider and act upon a non-binding advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s named executive officers (“Proposal No. 4”); and

5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of shares of common stock, par value $0.001 per share (the “Common Stock”) at the close of business on March 5, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the proposals.

All stockholders who are record or beneficial owners of shares of Common Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock that you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of shares of Common Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of shares of Common Stock on the Record Date will be disregarded.

By Order of the Board of Directors,

March 10, 2025	/s/ Hong Zhida
Hong Zhida
Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this proxy statement (“Proxy Statement”), Addentax Group Corp., a Nevada corporation, is referred to as the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on March 31, 2025 at 9:00 a.m. (Eastern Time), and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your shares of common stock, par value $0.001 per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

This Proxy Statement and our Annual Report on Form 10-K for the year ended March 31, 2024 (the “2024 Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 15, 2024, is being made available to stockholders on or about March 10, 2025. Copies of our Notice of Annual Meeting, Proxy Statement, and 2024 Annual Report will also be available at https://www.virtualmeetingportal.com/addentax/FY2024.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about March 10, 2025.

Only stockholders of record of our shares of Common Stock as of the close of business on March 5, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 6,043,769 shares of Common Stock were issued and outstanding. Holders of shares of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them. Stockholders may vote in person or by proxy; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Our Board has selected Huang Chao, our Chief Financial Officer and Treasurer, to serve as attorney-in-fact in the proxy. Mr. Chao will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures and Vote Required.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

1

The stockholders will consider and vote upon (i) a proposal to elect five (5) members of our Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Pan-China Singapore PAC as our independent registered public accountants for the fiscal year ending March 31, 2025 (“Proposal No. 2”); (iii) a proposal to consider and act upon a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Proposal No. 3”); and (iv) a proposal to consider and act upon a non-binding advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s named executive officers (the “Proposal No. 4”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Chao will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).

Our articles of incorporation, as amended (the “Articles of Incorporation”), do not authorize cumulative voting. Nevada law and our amended and restated bylaws (the “Bylaws”) provide that directors are to be elected by a plurality of the votes cast by holders of the shares of Common Stock. This means that the five (5) candidates receiving the highest number of votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, our Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of Pan-China Singapore PAC as our independent registered public accountants for the fiscal year ending March 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

Vote Required for the Advisory Resolution on the Compensation of the Company’s Named Executive Officers (Proposal No. 3).

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, our Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the advisory resolution on the compensation of the Company’s named executive officers. This proposal is non-binding on the Company and the Board. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

2

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on the Compensation of the Company’s Named Executive Officers (Proposal No. 4).

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the SEC’s rules promulgated thereunder provides that not less frequently than once every 6 years, we must provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers. For this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency that future advisory votes on executive compensation are held, (ii) vote in favor of every 2 YEARS as the frequency that future advisory votes on executive compensation are held; (iii) vote in favor of every 3 YEARS as the frequency that future advisory votes on executive compensation are held, or (iv) “ABSTAIN” from voting on the proposal. Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by applicable law, our Articles of Incorporation or our Bylaws), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Our Articles of Incorporation do not require cumulative voting. Accordingly, the frequency receiving the highest number of votes at the Annual Meeting will be the frequency selected for the resolution approved by our stockholders. Only shares that are voted in favor of a particular frequency will be counted. Shares present at the Annual Meeting that are not voted for a particular frequency or shares present by proxy where the stockholder properly abstained from voting for such frequency will not be counted toward such frequency’s achievement of a plurality. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

The vote on Proposals 1, 3, and 4 are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions only have an effect on the outcome of any matter being voted on that requires a certain level of approval based on our total voting stock outstanding. Thus, abstentions will have no effect on any of the proposals.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any proposal to be considered and voted on at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary, by registered, certified or express mail or by calling the Company at +(86) 755 8233 0336.

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 9, 2025, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our named executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of March 9, 2025. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of March 9, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers:		%
Hong Zhida	245,894	4.07%
Hong Zhiwang	50,118	0.83%
Huang Chao	2,572	0.04%
Alex P. Hamilton	—	—
Li Weilin	—	—
Xiao Jiangping (Gary)	—	—
Directors and Executive Officers as a group (6 persons)	298,584	4.94%

Owner of more than 5% of Class
Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B (1)	645,995	9.99%
Liu Lu	334,048	5.53%
Chai Hua	330,000	5.46%

(1) Ayrton Capital LLC, the investment manager to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, has discretionary authority to vote and dispose of the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton Capital LLC, may also be deemed to have investment discretion and voting power over the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B. Ayrton Capital LLC and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.

4

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the Company’s 2025 Annual Meeting of Stockholders, until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. Pursuant to Nevada law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name	Age	Position	Date of First Appointment

Hong Zhida	35	Chairman, CEO, Director, President, and Secretary	March 10, 2017
Hong Zhiwang	31	Director	March 13, 2019
Li Weilin	44	Independent Director	April 26, 2024
Alex P. Hamilton	53	Independent Director	May 10, 2021
Xiao Jiangping (Gary)	47	Independent Director	May 12, 2021

Hong Zhida

Hong Zhida received his Bachelor’s Degree in Electronic Information Science and Technology from Sun Yat-sen University in July 2013. From June 2014 to present, he served as the Director of China Huiying Joint Supply Chain Group Co. Ltd. He was responsible for assisting the company’s chairman to plan development strategy. From September 2013 to May 2014, he served as Head of Membership Department of the Guangzhou Haifeng Chamber of Commerce. In that position he was responsible for the membership management of the institution. Mr. Hong’s extensive experience in the Company which demonstrates his familiarity with the Company’s overall operations and governance structure led to the conclusion that he should serve as a director.

Hong Zhiwang

Hong Zhiwang earned his Bachelor’s degree in Automation Engineering from Beijing Institute of Technology University Zhuhai Campus, China in 2014. Mr. Hong has been the brand marketing manager at Addentax Group Corp. since 2018 and is responsible for e-commerce marketing covering design website, brand marketing, market investigation and development, and expanding marketing channels to develop new clients, designing the company’s logo and registering copyrights. In 2014, he was the PDM Software Engineer for Hongfan Computer & Technology Co., Ltd. and was responsible for developing software, on-site inspection and guidance and software maintenance, in assistance of ERP to manage the system and create brand new demands design and in charge of R&D of PLM System, surface model design and function model development, structure development and communications technology development. Mr. Hong brings to the Board deep brand marketing experience and his extensive experience in the Company which demonstrates his familiarity with the Company’s overall operations and governance structure led to the conclusion that he should serve as a director.

5

Li Weilin

Li Weilin has been serving as the information and network center director in Xinhua College of Sun Yat-sen University since 2005. Since 2015, Mr. Li has been serving as the chief of senior engineer of Computer Application & Technology program in Guangdong Polytechnic College. From March 2019 to May 2021, Mr. Li was appointed independent director, a compensation committee member, an audit committee member and the chairperson of the nominating and corporate governance committee of Addentax Group Corp. Mr. Li is experienced in the field of network & system safety, image processing, data mining, business intelligence, big data management and network physical system. Mr. Li obtained a Bachelor’s degree in Computer Science & Technology and a Master’s degree in Software Engineering from Sun Yat-sen University, China in 2005 and 2011, respectively. We believe Mr. Li is qualified to be an independent director due to his extensive experience in information technology and his prior experience in the Company which demonstrates his familiarity with the Company’s operations and governance structure.

Alex P. Hamilton

Alex Hamilton obtained his B.A. in Economics from Brandeis University in 1994. Mr. Hamilton has served as the CFO and a Board member of CBD Biotech Inc. Other entrepreneurial pursuits include founding and severing as CBD Biotech Inc.’s CEO. Mr. Hamilton also founded Hamilton Strategy in November 2014, and has served as its CEO since. From November 2013 to November 2014, Mr. Hamilton was the president of Kei Advisors. Mr. Hamilton was also the Co-Founder of Donald Capital LLC, and has served as its president. Mr. Hamilton is currently a managing director of investment banking at Craft Capital Management LLC. From December 2020 to July 2021, Mr. Hamilton served as an independent director and the chairman of the audit committee of Wunong Net Technology Company Limited (Nasdaq: WNW). Mr. Hamilton’s prior public company experience led to the conclusion that he should serve as a director.

Xiao Jiangping (Gary)

Xiao Jiangping (Gary) has been the CFO at deGiulio Kitchen Design, Inc since August 2023. He previously served as CFO at Big Red Rooster Flow, LLC from June 2021 to August 2023. From July 2019 until April 2021, he served as VP of Finance & Accounting for Hilco IP Merchant Bank. From March 2017 until March 2019, he served as CFO for Professional Diversity Network, Inc. (Nasdaq: IPDN). From June 2013 until April 2016, he served as the CFO and Controller of Petstages Inc. Mr. Xiao has also been an independent director for several public companies. Since November 2021, Mr. Xiao has been an independent board director and the chairman of the audit committee of Embrace Change Acquisition Corp (NASDAQ: EMCG), a special purpose acquisition company, or “SPAC”. From July 2019 to November 2021, Mr. Xiao served as an independent board director and audit committee chair of Takung Art Co. Ltd. (NYSE: TKAT). He received a master’s degree in business administration from the Ross School of Business at the University of Michigan and a bachelor’s degree in accounting from Tsinghua University.

Required Vote

Our Articles of Incorporation does not authorize cumulative voting. Nevada law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares cast on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

6

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the CEO and other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until our next Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

The Board currently consists of five (5) directors: Hong Zhida, Hong Zhiwang, Li Weilin, Alex P. Hamilton and Xiao Jiangping (Gary). All of our directors listed as nominees in Proposal No. 1 will serve until our next Annual Meeting of Stockholders and until each of their respective successors are duly elected and qualified.

As we are listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of The Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Mr. Li, Mr. Hamilton and Mr. Xiao are “independent directors”, as that term is defined in the Marketplace Rules of Nasdaq (the “Nasdaq Rules”).

Board Meetings and Attendance

During the 2024 fiscal year, the Board held 1 meeting, which was attended by all directors virtually. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s five (5) then-sitting directors attended our 2023 Annual Meeting of Stockholders on June 28, 2024 virtually.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member should submit their written comments to Addentax Group Corp., Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China 518000, Attn: Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

7

Board Committees

Our Board has an audit committee (“Audit Committee”), a compensation committee (“Compensation Committee”) and a corporate governance and nomination committee (“Corporate Governance and Nomination Committee”). Each committee has a charter, each of which is available on our website at www.addentax.com/government. Information contained on our website is not incorporated herein by reference. Each of the Board committees has the composition and responsibilities described below. The following table provides information for the current membership for each of the committees of the Board as of March 9, 2025:

Name	Age	Position	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee	Director since

Hong Zhida	35	Chairman, CEO, Director, President, and Secretary				2017
Huang Chao	32	Chief Financial Officer and Treasurer				2019
Hong Zhiwang	31	Director				2019
Li Weilin	44	Independent Director	*	C	*	2024
Alex P. Hamilton(1)	53	Independent Director	C	*	*	2021
Xiao Jiangping (Gary)	47	Independent Director	*	*	C	2021

C	Indicates Committee Chair
*	Indicates Committee Member

(1)	Indicates Audit Committee Financial Expert

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Li Weilin, Alexander P. Hamilton and Xiao Jiangping. Mr. Li, Mr. Hamilton and Mr. Xiao are each “independent” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rules. Our Board has determined that Mr. Hamilton shall serve as “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Mr. Hamilton serves as Chairperson of the Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:

●	Overseeing the Company’s accounting and financial reporting processes;

●	Overseeing audits of the Company’s financial statements;

●	Discussing policies with respect to risk assessment and risk management, and discussing the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

●	Reviewing and discussing with management the Company’s audited financial statements and reviewing with management and the Company’s independent registered public accounting firm the Company’s financial statements prior to the filing with the SEC of any report containing such financial statements;

●	Recommending to the Board that the Company’s audited financial statements be included in its annual report on Form 10-K for the last fiscal year;

●	Meeting separately, periodically, with management, with the Company’s internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent registered public accounting firm;

●	Being directly responsible for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged to prepare or issue an audit report for the Company;

8

●	Taking, or recommending that the Board take, appropriate action to oversee and ensure the independence of the Company’s independent registered public accounting firm; and

●	Reviewing major changes to the Company’s auditing and accounting principles and practices as suggested by the Company’s independent registered public accounting firm, internal auditors or management.

In 2024, the Audit Committee held 5 electronic or virtual meetings, at which all of the members of the then current Audit Committee were present or participated.

The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.

Compensation Committee

The members of the Compensation Committee are Li Weilin, Alexander P. Hamilton and Xiao Jiangping. Mr. Li, Mr. Hamilton and Mr. Xiao are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of the Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Li serves as Chairperson of the Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

●	Reviewing and approving, or recommending to the board of directors to approve the compensation of our CEO and other executive officers and directors reviewing key employee compensation goals, policies, plans and programs;

●	Administering incentive and equity-based compensation ;

●	Reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

●	Appointing and overseeing any compensation consultants or advisors.

In 2024, the Compensation Committee did not hold any meetings.

The Compensation Committee operates under a written charter adopted by our Board that satisfies the applicable standards of Nasdaq.

Corporate Governance and Nomination Committee

The members of the Corporate Governance and Nomination Committee are Li Weilin, Alexander P. Hamilton and Xiao Jiangping. Mr. Li, Mr. Hamilton and Mr. Xiao are each “independent” within the meaning of the Nasdaq Rules. In addition, each member of the Corporate Governance and Nomination Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. One of the main purposes of the Corporate Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Xiao serves as Chairman of the Corporate Governance and Nomination Committee.

The Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the Board; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines; and reviewing and recommending changes to the charters of other Board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

9

The Corporate Governance and Nomination Committee has not adopted a formal policy with regard to consideration of director candidates recommended by security holders. For vacancies which are anticipated on the Board, the Corporate Governance and Nomination Committee intends to seek out and evaluates potential candidates from a variety of sources that may include recommendations by security holders, members of management and the Board, consultants and others. The minimum qualifications for potential candidates for the Board include demonstrated business experience, decision-making abilities, personal integrity and a good reputation. While diversity is not a leading factor in the Corporate Governance and Nomination Committee’s evaluation of potential candidates and there is no formal policy for considering diversity when nominating a potential director, it is a consideration that is evaluated along with other qualifications of potential candidates. In light of the foregoing, it is believed that a formal, written policy and procedure with regard to consideration of director candidates recommended by security holders is not necessary in order for the Corporate Governance and Nomination Committee to perform its duties. The Corporate Governance and Nomination Committee identifies and recommends to the Board individuals qualified to serve as directors of the Company, advises the Board with respect to its committees’ composition, oversees the evaluation of the Board, and oversees other matters of corporate governance.

The Corporate Governance and Nomination Committee operates under a written charter adopted by our Board that satisfies the applicable standards of Nasdaq.

In 2024, the Corporate Governance and Nomination Committee held 1 virtual meeting, at which all of the members of the then current Corporate Governance and Nomination Committee were present.

Family Relationships

Hong Zhida, an executive officer of the Company, and Hong Zhiwang, a director of the Company, are brothers. Apart from this, there are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our current directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

10

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as may be set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the CEO and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Hong Zhida serves as Chairman of the Board and our Chief Executive Officer. The Board believes that the current leadership of the Board, when combined with the other elements of its corporate governance structure, strikes an appropriate balance between strong leadership and independent oversight of the Company’s business and affairs.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. With respect to cybersecurity risks, the Board periodically receives updates from management regarding the Company’s defense and detection capabilities, incidence response plans and employee training activities. The Compensation Committee oversees certain risks related to compensation programs, and the Corporate Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Hedging Policy

The Company’s insider trading policy prohibits all officers, directors of the Company and its subsidiaries, any other persons designated from time to time by the CFO as being a “Company Insider,” as well as their immediate family members, from participating in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars, and exchange funds, involving Company securities.

Recovery of Erroneously Awarded Compensation

The Company has adopted a clawback policy in connection with recovery of erroneously awarded compensation.

11

DIRECTOR COMPENSATION

The following table reflects all compensation awarded to and earned by the Company’s non-employee directors for the fiscal year ended March 31, 2024 and 2023.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Alex P. Hamilton	2024	$15,000	0	0	0	0	0	0	$15,000
(Independent Director)	2023	$15,000	0	0	0	0	0	0	$15,000
Li Weilin	2024	$0	0	0	0	0	0	0	$0
(Independent Director)	2023	$0	0	0	0	0	0	0	$0
Xiao Jiangping (Gary)	2024	$15,000	0	0	0	0	0	0	$15,000
(Independent Director)	2023	$15,000	0	0	0	0	0	0	$15,000
Yu Jiaxin	2024	$15,000	0	0	0	0	0	0	$15,000
(Ceased to be Independent Director since Apr. 26, 2024)	2023	$15,000	0	0	0	0	0	0	$15,000

Mr. Li Weilin has entered into an independent director agreement with the company, pursuant to which Mr. Li will receive annual cash compensation of $15,000 payable quarterly in advance on the first business day of each calendar quarter.

Mr. Alex P. Hamilton has entered into an independent director agreement with the Company, pursuant to which Mr. Hamilton will receive annual cash compensation of $15,000 payable quarterly in advance on the first business day of each calendar quarter.

Mr. Xiao Jiangping (Gary) has entered into an independent director agreement with the Company, pursuant to which Mr. Xiao will receive annual cash compensation of $15,000 payable quarterly in advance on the first business day of each calendar quarter.

Ms. Yu Jiaxin has entered into an independent director agreement with the company, pursuant to which Ms. Yu will receive annual cash compensation of $15,000 payable quarterly in advance on the first business day of each calendar quarter. She resigned to ceased to be independent director since April 26, 2024.

12

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Hong Zhida	35	Chairman of the Board, Director, Chief Executive Officer, President and Secretary
Huang Chao	32	Chief Financial Officer and Treasurer

Biographical information about Hong Zhida appears above on page 5.

Huang Chao, Chief Financial Officer and Treasurer

Huang Chao earned two Bachelor’s degrees, one in marketing from Shaoguan University, China in 2014 and the other in international logistics and trade finance from University of Northampton, United Kingdom in 2015. He earned his Master’s degree in finance and investment management from University of Liverpool, United Kingdom in 2016 to broaden and deepen his knowledge in the accounting and finance field. After his graduation in 2016, he was appointed as a secretary to Chairman in Addentax Group Corp. He handles all Company’s filings to ensure the Company complies with regulations and advising on good corporate governance practice. Huang Chao interacts with the directors, general manager of each business unit, various regulatory and professional bodies such as the SEC, auditors and attorneys to ensure the compliance. His management experiences, and profound knowledge in finance make him well positioned for his role as Chief Financial Officer and Treasurer.

13

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table for Fiscal Years 2024 and 2023

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to our “principal executive officer” and executive officers who were serving as executive officers at the end of the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to these individuals collectively as our “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Hong Zhida, CEO	2024	17,229	0	0	0	0	0	0	17,229
	2023	17,229	0	0	0	0	0	0	17,229
Huang Chao, CFO	2024	29,143	0	0	0	0	0	0	29,143
	2023	29,143	0	0	0	0	0	0	29,143

Stock Option Plan

On May 28, 2024, our Board adopted our 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”), which was approved by our shareholders at our annual shareholders meeting on June 28, 2024. The 2024 Equity Incentive Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to officers, directors (including independent directors), employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. The Board and the Compensation Committee believe the ability to grant restricted stock, stock options and make other stock-based awards under the Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.

Grants of Plan-Based Awards

To date, there have been no grants or plan-based awards.

Outstanding Equity Awards

To date, there have been no outstanding equity awards.

Option Exercises and Stock Vested

To date, there have been no options exercised by our named officers.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

14

Employment Agreements

There is no employment agreement between the Company and Hong Zhida, our Chief Executive Officer, President and Secretary. On April 15, 2019, the Company entered into an employment agreement with Huang Chao, our Chief Financial Officer and Treasurer. Mr. Chao’s current compensation is $2,631 per month. Mr. Chao may be entitled to options from time to time as authorized and approved by the Compensation Committee or the Board of Directors.

Pay Versus Performance

The following table sets forth compensation information for our CEO, Hong Zhida, referred to in the tables below as the PEO, and our CFO and other named executive officer, Huang Chao, referred to in the tables below as the NEO, for purposes of comparing their respective compensation to the value of our stockholders’ investments and our net loss, calculated in accordance with SEC regulations, for the fiscal years ended March 31, 2024, 2023 and 2022.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Summary Compensation Table Total for Non-PEO NEO	Compensation Actually Paid to Non-PEO NEO	Net Income (Loss)
	(1)	(2)	(3)	(4)
2024	$17,229	$17,229	$29,143	$29,143	$(3,109,418)
2023	$17,229	$17,229	$29,143	$29,143	$(1,319,657)
2022	$17,229	$17,229	$22,187	$22,187	$(77,998)

(1)	The dollar amounts reported are the amounts of total compensation reported for Mr. Hong in the Summary Compensation Table for the fiscal years ended March 31, 2024, 2023 and 2022.

(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Hong during the applicable year.

(3)	The dollar amounts reported are the total compensation reported for our NEO in the Summary Compensation Table for the fiscal years ended March 31, 2024, 2023 and 2022.

(4)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEO. The dollar amounts reported are the total compensation reported for our NEO in the Summary Compensation Table for the fiscal years ended March 31, 2024, 2023 and 2022.

Relationship between Pay and Performance

The relationship between compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs and the Company’s performance, as reflected in the table above, is discussed in further detail below. As shown, the compensation actually paid to our PEO and non-PEO NEOs remained consistent across the three-year period, while the Company’s net income declined.

Relationship Between Compensation Actually Paid to our PEO and the Average Compensation Actually Paid to our Non-PEO NEOs vs. Net Income Across the Last Three Completed Fiscal Years.

From 2022 to 2024, the compensation actually paid to our PEO remained unchanged at $17,229 per year, while the compensation actually paid to our non-PEO NEOs increased from $22,187 in 2022 to $29,143 in 2023 and remained at that level in 2024. Over the same period, the Company’s net income declined from a net loss of $77,998 in 2022 to net losses of $1,319,657 in 2023 and $3,109,418 in 2024.

15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, except compensation arrangements, since the past two fiscal years, there have been no transactions, whether directly or indirectly, between us and any of the Company’s officers, directors, beneficial owners of more than 5% of outstanding shares of Common Stock, or their family members, that exceeded the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company’s total assets at year-end for the last two fiscal years.

Name of Related Parties	Relationship with the Company
Hong Zhida	President, CEO, and a director of the Company
Hongye Financial Consulting (Shenzhen) Co., Ltd.	A company controlled by CEO, Hong Zhida
Yang Bihua	A legal representative of Shenzhen Xin Kuai Jie Transportation Co., Ltd (“XKJ”), a wholly subsidiary of our Company
Huang Dewu	A legal representative of Shantou Yi Bai Yi Garments Co., Ltd (“YBY”), a wholly-owned subsidiary of our Company
Huang Jinlong	A spouse of legal representative of Dongguan Heng Sheng Wei Garments Co., Ltd (“HSW”), a wholly owned subsidiary of our Company

The Company leases Shenzhen XKJ office rent-free from Bihua Yang.

Hongye Financial Consulting (Shenzhen) Co., Ltd. provided guarantee to the consideration receivable of transfer of a debt security to a third party.

The Company had the following related party balances at the end of the years:

SCHEDULE OF AMOUNT DUE FROM RELATED PARTY

Amount due from related party	2024	2023
Hong Zhida(1)	2,154,759	-
Yang Bihua(2)	858,133	375,092
	$3,012,892	$375,092

SCHEDULE OF RELATED PARTIES BORROWINGS

Related party borrowings	2024	2023
Hong Zhida (1)	$-	$901,110
Hongye Financial Consulting (Shenzhen) Co., Ltd.	170,967	45,841
Huang Dewu (3)	864,599	1,305,758
Huang Jinlong	111,179	131,924
	$1,146,745	$2,384,633

(1) The increase of related party from Hong Zhida was short term loan to Hong Zhida, which is interest free and would be repaid in one year.

(2) The ncrease of related party debt from Yang Bihua was mainly due to the cash paid in advance to Yang Bihua. During year ended March 31, 2024, the Company received financial support of approximately $1.44 million from Yang Bihua and provided a short term loan of approximately $1.92 million to Yang Bihua.

(3) The Company received financial support from Huang Dewu to fund company’s daily operation. The decrease mainly due to repayment of the debt. During year ended March 31, 2024, the Company received approximately $0.9 million and repaid $1.35 million of debts due to Huang Dewu.

The borrowing balances of related party are unsecured, non-interest bearing and repayable on demand.

16

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Pan-China Singapore PAC, the Company’s independent registered public accounting firm for the 2024 fiscal year, matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Alex P. Hamilton, Committee Chair

Li Weilin

Xiao Jiangping (Gary)

17

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

Pan-China Singapore PAC (“Pan-China”) has audited the Company’s financial statements since 2023, and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares cast at the Annual Meeting, in person or by proxy, and voting on the matter, the Board may reconsider its selection of an independent registered public accounting firm. Even if the appointment is ratified, the ratification is not binding and the Audit Committee of the Board may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Pan-China has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Pan-China to physically attend the Annual Meeting, however, it is anticipated that a Pan-China representative will be available to participate in the Annual Meeting via telephone in the event such person wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee retained Pan-China to audit the Company’s consolidated financial statements and the effectiveness of its internal controls as of and for the years ended March 31, 2024 and 2023. For additional information concerning the Audit Committee and its activities with Pan-China, see “Audit Committee Report” contained in this Proxy Statement and “Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant” below.

Audit Fees

The aggregate audit fees billed by Pan-China for professional services rendered for the review of our financial statements for the three quarters and the audit for the year ended March 31, 2024, were approximately $120 thousand. The aggregate audit fees billed by Pan-China for professional services rendered for the review of our financial statements for the two quarters and the audit for the year ended March 31, 2023, were approximately $120 thousand. For the year ended March 31, 2023, the Company also paid audit fees of $35,000 and other fees of $3,500 in connection with services rendered by BF Borgers CPA PC.

Audit Related Fees

None.

Tax Fees

For the Company’s fiscal years ended March 31, 2024 and 2023, Pan-China did not provide any professional services for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountants for the fiscal years ended March 31, 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairperson of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairperson of our Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to ratify the Board’s selection of Pan-China as our independent registered public accountants for the fiscal year ending March 31, 2025. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 2.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Pan-China as our independent registered public accountants for the fiscal year ending March 31, 2025.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PAN-CHINA AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2025.

18

NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

(Proposal No. 3)

Summary

As required by Section 14A of the Exchange Act, the Board is holding a non-binding advisory vote seeking approval of the compensation of the Company’s named executive officers, as disclosed in the “Executive Officer Compensation” portion of this Proxy Statement. This proposal, commonly known as “Say-on-Pay,” gives our stockholders the opportunity to indicate their support or lack of support for the Company’s fiscal year 2024 compensation practices and programs for the Company’s named executive officers by voting on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed herein pursuant to Item 402 of Regulation S-K, including the compensation tables, related footnotes and narrative discussion, is hereby APPROVED.

As described in the “Executive Officer Compensation” section of this Proxy Statement, the Company has established compensation programs that are designed to attract and retain key employees and reward those employees for the short-term and long-term performance of the Company.

We encourage stockholders to review the information set forth above under “Executive Officer Compensation”, including the related tabular and narrative disclosure. This vote is intended to provide an overall assessment of our executive compensation program rather than to focus on any specific item of compensation. Our compensation strategy for our named executive officers is as follows:

●	Our goal is to attract, motivate, and retain key executives and to reward executives for value creation;

●	To recognize and reward excellence in an executive’s performance in the furtherance of our goals and objectives without undertaking unnecessary or excessive risks; and

●	This process of determining compensation is not a mechanical process, and our Board has used its judgment and experience and has worked with our Compensation Committee to determine the appropriate mix of compensation for each individual.

Vote Required and Recommendation

Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Articles of Incorporation, Bylaws or applicable law), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Accordingly, the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock outstanding on the Record Date and entitled to vote on the matter will be required to approve the advisory resolution on the compensation of the Company’s named executive officers. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 3.

Because the vote is advisory, it will not be binding upon the Company, the Board or the Compensation Committee and neither the Company, the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee will carefully consider the outcome of this vote when considering future executive compensation arrangements.

The Company currently intends to hold the next non-binding advisory vote to approve the compensation of its named executive officers at the 2027 Annual Meeting, unless the Board modifies its policy of holding this vote on an annual basis, particularly after considering the results of Proposal No. 4 (Non-Binding Advisory Vote on the Frequency of the Stockholders’ Advisory Resolution on the Compensation of the Company’s Named Executive Officers).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

19

NON-BINDING ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ ADVISORY RESOLUTION ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

(Proposal No. 4)

Summary

Section 14A of the Exchange Act and the SEC’s rules promulgated thereunder require that we include in this Proxy Statement a non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one (1) year, two (2) years, or three (3) years. You have the option to vote for any one of the three options, or to abstain from voting, with respect to the following resolution:

RESOLVED, that the stockholders determine whether the preferred frequency of a non-binding advisory vote on executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.

The Board has determined that a stockholder advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

●	A vote held every three (3) years would be more consistent with, and provide good input on, the long-term compensation of our named executive officers;

●	A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

●	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required and Recommendation

For this proposal, a stockholder may: (i) vote in favor of every 1 YEAR as the frequency that future advisory votes on executive compensation are held, (ii) vote in favor of every 2 YEARS as the frequency that future advisory votes on executive compensation are held; (iii) vote in favor of every 3 YEARS as the frequency that future advisory votes on executive compensation are held, or (iv) “ABSTAIN” from voting on the proposal. Our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by applicable law, our Articles of Incorporation or our Bylaws), the affirmative vote of a majority of all votes cast by the holders of shares of stock entitled to vote will be required for approval. Our Articles of Incorporation do not require cumulative voting. Accordingly, the frequency receiving the highest number of votes at the Annual Meeting will be the frequency selected for the resolution approved by our stockholders. Only shares that are voted in favor of a particular frequency will be counted. Shares present at the Annual Meeting that are not voted for a particular frequency or shares present by proxy where the stockholder properly abstained from voting for such frequency will not be counted toward such frequency’s achievement of a plurality. Abstentions and broker non-votes, if any, will have no effect on the outcome of this Proposal No. 4.

Although the advisory vote is non-binding, the Company, our Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about how often to conduct advisory votes on the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when the votes on advisory resolutions on the compensation of named executive officers do not occur. For example, as discussed under “Stockholder Communications with the Board”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT A NON-

BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE (3) YEARS.

20

FUTURE STOCKHOLDER PROPOSALS

In order for a shareholder proposal to be eligible to be included in our Proxy Statement and proxy card for our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), the proposal must be submitted to our Corporate Secretary at our principal offices, on or before November 10, 2025 and concern a matter that may be properly considered and acted upon at the annual meeting in accordance with Rule 14a-8 under the Exchange Act. If we hold our 2025 Annual Meeting more than 30 days before or after March 31, 2026 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act (“Non-Rule 14a-8 Proposals”) in connection with the 2025 Annual Meeting must be received by the Company by November 10, 2025 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company’s proxy related to the 2025 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after November 10, 2025.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

21

INCORPORATION OF DOCUMENTS BY REFERENCE

The SEC permits us to “incorporate by reference” into this Proxy Statement the information that we file with the SEC under the Exchange Act, which means that we can disclose important information to you by referring you to such information. Information that is incorporated by reference is considered to be part of this Proxy Statement. Information that we file later with the SEC will automatically update and supersede the information that is either contained, or incorporated by reference, in this Proxy Statement, and will be considered to be a part of this Proxy Statement from the date such information is filed. We have filed with the SEC and incorporate by reference in this Proxy Statement, except as superseded, supplemented or modified by this Proxy Statement, the documents listed below (excluding those portions of any Current Report on Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):

●	Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on July 15, 2024;

●	Current Reports on Form 8-K filed with the SEC on October 23, 2024, November 21, 2024, January 13, 2025 and March 3, 2025; and

●	Registration Statement on Form 8-A filed with the SEC on August 10, 2022, including any amendments or reports filed for the purpose of updating such description and (ii) Exhibit 4.1 — Description of Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934, to our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, filed with the SEC on July 15, 2024.

We also incorporate by reference into this Proxy Statement additional documents that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof but before the Annual Meeting (excluding any information not deemed “filed” with the SEC). Any statement contained in a previously filed document is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in a subsequently filed document incorporated by reference herein modifies or supersedes the statement, and any statement contained in this Proxy Statement is deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in a subsequently filed document incorporated by reference herein modifies or supersedes the statement.

Copies of these filings are also available on our website at https://www.addentax.com/regular.

Proxies may be solicited by directors, executive officers, and other employees of the Company in person or by telephone or mail only for use at the Annual Meeting or any adjournment thereof. The Company has retained Lioness Consulting LLC to assist with the solicitation of proxies for a project management fee of $10,000 plus reimbursement for out-of-pocket expenses. All solicitation costs will be borne by the Company.

*************

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

March 10, 2025	By Order of the Board of Directors,

/s/ Hong Zhida
Hong Zhida
Chairman of the Board, Chief Executive Officer, President, Secretary, and Director

22

195943 Addentax Group Corp. Proxy Card Rev2 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2025

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ADDENTAX GROUP CORP.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March 30, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.virtualmeetingportal.com/addentax/FY2024

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

Nominees:
(1) Hong Zhida
(2) Hong Zhiwang
(3) Li Weilin
(4) Alex P. Hamilton
(5) Xiao Jiangping (Gary)

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2025**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

195943 Addentax Group Corp. Proxy Card Rev2 Back

2025

To view the Proxy Statement, the Annual Report and to Attend the Annual Meeting, please go to: https://www.virtualmeetingportal.com/addentax/FY2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ADDENTAX GROUP CORP.

ANNUAL MEETING OF SHAREHOLDERS
MARCH 31, 2025 9:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Huang Chao as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of ADDENTAX GROUP CORP. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on March 31, 2025 at **https://www.virtualmeetingportal.com/addentax/FY2024** and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side